Other Assets	12 Months Ended
Dec. 31, 2023
Other Assets
Other Assets

Note 10 – Other Assets

Other assets comprised the following:

	At December 31,	At December 31,
	2023	2022
Deposits related to CRA audits	$27.7	$40.9
Energy well equipment, net	5.8	5.6
Right-of-use assets, net	0.6	0.9
Debt issue costs	1.1	1.5
Furniture and fixtures, net	0.2	0.2
	$35.4	$49.1

Deposits related to CRA audits represent cash on deposit with CRA in connection with the Transfer Pricing Reassessments, as referenced in Note 25 (b). The amount has been classified as non-current as the Company is appealing the reassessments, for which the timing of the completion is uncertain.

Subsequent to year-end, as referenced in Note 25 (b), the Company filed formal Notices of Objection in connection with certain Transfer Pricing Reassessments and posted additional security in the form of cash totaling $18.5 million (C$24.5 million).